UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 20, 2005 (September 19, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On September 19, 2005, Chesapeake Energy Corporation and Gastar Exploration Ltd. issued a press release jointly announcing that they have executed a letter of intent outlining the terms under which Chesapeake proposes to i) acquire new common shares from Gastar equal to 19.9% of Gastar’s basic outstanding common shares, ii) acquire a 33% working interest in Gastar’s Deep Bossier play in the Hilltop Prospect area of Leon and Robertson Counties of East Texas and iii) form an area of mutual interest to explore 13 counties in East Texas. This press release is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation News Release of September 19, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	September 20, 2005

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation News Release of September 19, 2005

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